                                                                     EXHIBIT 4.1
                            VIANET TECHNOLOGIES, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                       SEE REVERSE SIDE FOR
                                                        CERTAIN DEFINITIONS
                                                          CUSIP 92553M 10 9

This Certifies That:
is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.001 PAR VALUE EACH OF
                            VIANET TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.



Dated:
Secretary
President
Countersigned:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
Jersey City, NJ
Transfer Agent


Authorized Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   as tenants in common
     TEN ENT   as tenants by the entireties
     JT TEN    as joint tenants with the right of survivorship  and not as tenants in common
     UNIF GIFT MIN ACT    (Cust)      Custodian     (Minor)
               under Uniform Gifts to Minors Act (State)

     Additional abbreviations may also be used though not in the above list.

     For Value received, _________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
     OF ASSIGNEE)
_________________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:


 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF AN NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.